UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2023

Meta Materials Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-36247	74-3237581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Highfield Park Dr
Dartmouth, Nova scotia, Canada		B3A 4R9
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 902 482-5729

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MMAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Meta Materials Inc., a Nevada corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on December 11, 2023, in accordance with the Company’s 2023 Proxy Statement sent to the Company’s stockholders on or around October 30, 2023 (the “Proxy Statement”). Of the 489,414,607 voting shares outstanding as of the record date, 280,409,859 voting shares were represented in person via internet webcast or by proxy, constituting approximately 57.3% of the total shares outstanding and entitled to vote. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.

Each of the following nominees was elected to serve as a director, to hold office until the Company’s 2024 annual meeting of stockholders and until his or her respective successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal, based on the following results of the voting:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
John R. Harding	116,587,586	—	84,501,108	79,321,165
Allison Christilaw	116,644,351	—	84,444,343	79,321,165
Steen Karsbo	116,552,593	—	84,536,101	79,321,165
Ken Hannah	119,005,533	—	82,083,161	79,321,165
Eugenia Corrales	117,652,839	—	83,435,855	79,321,165
Vyomesh Joshi	117,583,721	—	83,504,973	79,321,165
Philippe Morali	117,464,167	—	83,624,527	79,321,165

2.

The proposal to ratify the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified based on the following results of the voting:

Votes For	Votes Against	Abstentions
231,209,200	42,755,374	6,445,285

3.	The proposal to approve a reverse stock split of the Company's common stock at a ratio within the range of 1-for-5 to 1-for-35 was not approved based on the following results of the voting:

Votes For	Votes Against	Abstentions
133,715,960	145,923,453	770,446

4.

The proposal to approve the potential issuance of shares of common stock to Lincoln Park Capital Fund, LLC in excess of 19.99% of the outstanding common stock pursuant to the Nasdaq Listing Rules was not approved based on the following results of the voting:

Votes For	Votes Against	Abstentions	Broker Non Vote
92,998,247	105,290,363	2,800,084	79,321,165

5.

The proposal to approve the amendment to the 2021 Equity Incentive Plan to increase the maximum aggregate number of shares that may be subject to awards and sold under the 2021 Equity Incentive Plan by 50,000,000 shares was not approved based on the following results of the voting:

Votes For	Votes Against	Abstentions	Broker Non Vote
83,853,699	115,227,976	2,007,019	79,321,165

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

META MATERIALS INC.

Date:	December 14, 2023	By:	/s/ Uzi Sasson
Uzi Sasson Chief Executive Officer